UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8–K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2002

MAGIC LANTERN GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

NEW YORK

(State or other jurisdiction of incorporation)

1–9502	13–3016967

(Commission File Number)	(IRS Employer Identification No.)

1358 Broadway, New York, New York 10018

(Address of Principal Executive Offices) (Zip Code)

(212) 840-0880

(Registrant’s telephone number, including area code)

JKC Group, Inc.

(Former Name or Former Address, if Changes Since Last Report)

Item 7.

FINANCIAL STATEMENTS AND EXHIBITS

On November 13, 2002, Magic Lantern Group, Inc. (the “Company” or “Registrant”) filed a Current Report on Form 8–K with respect to the acquisition of the Lantern Group and its subsidiaries from Zi Corporation. Such Form 8–K was filed without the unaudited pro forma consolidated financial statements of the company reflecting its acquisition of the Lantern Group, and the audited consolidated financial statements of Magic Lantern Communications Ltd., as required by Rule 3–05 and Article 11 of Regulation S–X. This Current Report on Form 8–K/A provides such annual audited and pro forma financial information as required by Rule 3–05 and Article 11 of Regulation S–X.

(a)     Financial Statements of the Business Acquired

Audited Consolidated Financial Statements of Magic Lantern Communications Ltd. and Subsidiaries for the year ended August 31, 2002.

Audited Consolidated Financial Statements of Magic Lantern Communications Ltd. and Subsidiaries for the years ended August 31, 2001 and August 31, 2000 (Incorporated herein by reference to the Registrant's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 16, 2002).

(b)     Pro Forma Financial Information

Unaudited Pro Forma Consolidated Financial Statements of the Company reflecting its acquisition of the Lantern Group at September 30, 2002 and for the nine months ended September 30, 2002 and for the year ended December 31, 2002 (Incorporated herein by reference to the Registrant’s Form 10–Q filed with the Securities and Exchange Commission on November 14, 2002).

.

(c)     Exhibits

          None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGIC LANTERN GROUP, INC.
Dated: December 17, 2002
By: /s/ Dale Kearns
Name: Dale Kearns
Title: Chief Financial Officer
(Duly Authorized Officer)
(Principal Financial Officer)

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Shareholders of Magic Lantern Communications Ltd. and Subsidiaries

We have audited the accompanying consolidated balance sheet Magic Lantern Communications Ltd. and Subsidiaries as of August 31, 2002 and the consolidated statements of operations and comprehensive loss, shareholders’ equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Magic Lantern Communications Ltd. and Subsidiaries as of August 31, 2002 and the results of their operations and their cash flows for year then ended in conformity with accounting principles generally accepted in the United States of America.

On November 7, 2002, Magic Lantern Communications Ltd. and Subsidiaries was acquired by JKC Group, Inc. See note 11.

MAHONEY COHEN & COMPANY, CPA, P.C.

New York, New York
November 22, 2002

MAGIC LANTERN COMMUNICATIONS LTD. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

AUGUST 31, 2002

-ASSETS-

2002

CURRENT ASSETS:
Cash	$45,044
Accounts receivable, trade – net of allowance for doubtful accounts
of $84,055	434,187
Inventories	66,173
Prepaid expenses	86,410

TOTAL CURRENT ASSETS	631,814

Property and equipment – net	580,816

OTHER ASSETS:
Intangible assets, net of accumulated amortization of $113,985	2,053,444
Cash surrender value of officers’ life insurance	32,070
Security deposit and other assets	24,284

2,109,798

$3,322,428

- LIABILITIES AND SHAREHOLDERS’ EQUITY -

CURRENT LIABILITIES:
Current portion of long-term debt	$17,401
Accounts payable – trade	586,508
Accrued and other current liabilities	442,470

TOTAL CURRENT LIABILITIES	1,046,379

LONG-TERM LIABILITIES:
Due to parent and affiliated companies	769,710
Long-term debt, net of current portion	497,305

TOTAL LONG-TERM LIABILITIES	1,267,015

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Share capital:
33,464 no par value common shares issued and outstanding	21,368
1,000 Class “A” special shares issued and outstanding	6
Additional paid in capital	1,879,056
Accumulated deficit	(908,064)
Accumulated other comprehensive income	16,668

1,009,034

$3,322,428

See Notes to Consolidated Financial Statements

MAGIC LANTERN COMMUNICATIONS LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE YEAR ENDED AUGUST 31, 2002

2002

REVENUE	$2,194,203

COST OF SALES	667,973

GROSS PROFIT	1,526,230

EXPENSES:
Selling, general and administrative	2,436,894
Bad debt provision	87,252
Bank charges	11,855
Depreciation and amortization	313,446

2,849,447

LOSS BEFORE INTEREST AND BANK CHARGES	(1,323,217)
Interest expense	31,888

NET LOSS	(1,355,105)

Other comprehensive income, net of taxes:
Foreign currency translation adjustment	13,847

COMPREHENSIVE LOSS	$(1,341,258)

See Notes to Consolidated Financial Statements

MAGIC LANTERN COMMUNICATIONS LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED AUGUST 31, 2002

	Common stock		Class “A” special shares

	Number of shares	Amount	Number of shares	Amount	Additional paid in capital	Accumulated deficit	Accumulated other comprehensive income	Total Shareholders’ equity (deficit)

BALANCE, SEPTEMBER 1,
2001	33,364	$21,368	1,000	$6	$—	$(1,691,459)	$9,388	$(1,660,697)
Issuance of common stock for
debt on acquisition March 18,
2002	100	—		—	2,397,474	—	—	2,397,474
Net loss, September 1, 2001 to
March 17, 2002	—	—	—	—	—	(447,041)	—	(447,041)
Foreign currency translation
adjustment September 1, 2001
to March 17, 2002	—	—	—	—	—	—	(2,821)	(2,821)
Application of push-down
accounting (see note 10)	—	—	—	—	(518,418)	2,138,500	(6,567)	1,613,515
Foreign currency translation
adjustment	—	—	—	—	—	—	16,668	16,668
Net loss, March 18, 2002 to
August 31, 2002	—	—	—	—	—	(908,064)	—	(908,064)

BALANCE, AUGUST 31, 2002	33,464	$21,368	1,000	$6	$1,879,056	$(908,064)	$16,668	$1,009,034

See Notes to Consolidated Financial Statements

MAGIC LANTERN COMMUNICATIONS LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED AUGUST 31, 2002

2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,355,105)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	313,446
Bad debt provision	87,252
Foreign currency translation adjustment	13,847
Changes in assets and liabilities (net of effect of application of pushdown accounting):
Accounts receivable	127,324
Inventories	13,220
Income tax refund	9,450
Prepaid expenses and other assets	33,933
Accounts payable	323,104
Accrued expenses and other current liabilities	(77,637)

Net cash used in operating activities	(510,166)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(181,722)
Acquisition of intangible assets	(184,687)
Increase in cash surrender value of life insurance	(3,715)
Security deposits and other assets	(13,513)

Cash used in investing activities	(383,637)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of bank overdraft	(27,015)
Advances from parent and affiliate companies	1,022,834
Repayment of long-term debt	(60,339)

Net cash provided by financing activities	935,480

NET INCREASE IN CASH	40,677
CASH, BEGINNING OF YEAR	4,367

CASH, END OF YEAR	$45,044

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$6,201

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
On March 18, 2002, as a result of the transactions described in Note 10 to the financial statements, the Company recorded an increase in capital of approximately $2,397,000 due to the discharge of a payable to NTN and elimination of accumulated deficit in Viewer Services, a subsidiary retained by NTN and the application of push down accounting in the amount of approximately $518,418. The Company also transferred its land and building, with a book value of $505,200, to NTN.

See Notes to Consolidated Financial Statements

MAGIC LANTERN COMMUNICATIONS LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2002

NOTE 1 – DESCRIPTION OF BUSINESS/OPERATIONS:

Business Description:

Magic Lantern Communications Ltd. (the “Company”), formerly known as Magic Lantern Film Distributors Ltd., was established and incorporated under the Canada Business Corporation Act on August 5, 1975. The Company and its subsidiaries are involved in the marketing and distribution of educational video and media resources throughout Canada. The Company has exclusive distributing rights to a wide variety of film producers representing various subject matters that are distributed to a customer base throughout Canada. Tutorbuddy, Inc., (“TBY”) a wholly owned subsidiary of the Company, provides an Internet based content delivery service designed to deliver content and related educational services on demand to students, teachers and parents. Sonoptic Technologies, Inc., a 75% owned subsidiary of the Company (“STI”), provides art digital video encoding services and has developed a proprietary video base indexing software that allows users to aggregate, bookmark, re-sort and add their own comment boxes to pre-existing material content.

In October 1996, NTN Interactive Network Inc., later a subsidiary of publicly held Chell Group Corporation (“NTN”), acquired 100% of the Company’s outstanding capital stock. On March 18, 2002, NTN sold its interest in the Company to Zi Corporation (“Zi”). See Note 10(b).

Operations:

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, and contemplate continuation of the Company as a going concern, which assumes the Company will be able to realize its assets at the amounts recorded and discharge its liabilities in the normal course of business in the foreseeable future. The Company has sustained significant operating losses in past three years and as at August 31, 2002 had a working capital deficiency of $514,565. On November 7, 2002, the Company was acquired by JKC Group Inc. (“JKC”, see note 11).

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:

(a)     Basis of presentation:

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The consolidated financial statements for the period from September 1, 2001 to March 17, 2002, include the accounts of the Company when it was a subsidiary of NTN and for the period from March 18, 2002 to August 31, 2002 when it was a subsidiary of Zi. The consolidated financial statements reflect the purchase method of accounting related to Zi’s acquisition of the Company on March 18, 2002.

(b)     Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (Continued):

(c)     Principles of consolidation and minority interest in subsidiary:

The consolidated financial statements include the accounts of the Company, its wholly-owned subsidiary TBY, Viewer Services (inactive but owned until March 17, 2002 – see note 10) and its 75% owned subsidiary, STI. The 25% minority interest liability in respect of STI is zero due to operating losses sustained by STI from its inception. Accordingly, 100% of the losses from STI are reflected in the statement of operations of the Company. All significant intercompany balances and transactions have been eliminated.

(d)     Concentration of credit risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of accounts receivable. The Company believes that concentration with regard to accounts receivable is limited due to its large customer base.

(e)     Foreign exchange translation:

The Company maintains its books and records in Canadian dollars, its functional currency.

Canadian dollar accounts in these consolidated financial statements are generally translated into U.S. dollars on the following bases:

          (i)     The assets and liabilities are translated at the exchange rate in effect at the consolidated balance sheet date.

          (ii)     Revenues and expenses are translated at the average rates of exchange in effect during the year.

          (iii)     Resulting translation adjustments are reflected as a separate component of shareholders’ equity.

(f)     Fair value of financial instruments:

At August 31, 2002, the carrying amounts of cash, accounts receivable, accounts payable and accrued liabilities approximate fair value because of the short-term maturities of these items.

The carrying amounts of current and long-term notes payable, and other long-term obligations approximate fair value.

(g)     Accounts receivable:

The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company’s estimate is based on historical collection experience and a review of the current status of trade accounts receivable.

(h)     Inventories:

Inventories consist of raw materials and finished goods held for sale, which are valued at the lower of cost, using the first-in, first-out method, and net realizable value. The following table summarizes the components of inventory as at August 31, 2002:
2002

Finished goods	$28,726
Raw materials	37,447

$66,173

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued):

(i)     Property and equipment:

Property and equipment are stated at cost less accumulated depreciation. Following the revaluation of assets on March 18, 2002, (see note 10(b)), furniture and fixtures, computers and software, and masters are depreciated on a straight-line basis over five years, two to three years, and ten years, respectively. Leasehold improvements are amortized on a straight-line basis over the shorter of the useful life or remaining lease term.

(j)     Software costs

The Company capitalizes qualifying software costs to be licensed to others once the point of technological feasibility is reached. Such costs are reported at the lower of unamortized costs and net realizable value. Amounts capitalized are amortized based on current and future revenue with minimum amortization not less than straight-line amortization over the remaining useful life. Estimated useful lives of qualifying software costs range from two to three years. Such qualifying costs for the period from March 18, 2002 to August 31, 2002 were approximately $185,000.

(k)     Income taxes:

The Company accounts for deferred income tax assets and liabilities based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates, in accordance with Statement of Financial Accounting Standards (SFAS) No. 109 (“Accounting for Income Taxes”). See Note 5.

(l)     Revenues:

The Company generates revenues from video sales and video dubbing. STI’s revenues are generated from video encoding.

Revenue from sales are recognized upon shipment. Revenues from digital video dubbing and video encoding are recognized when the dubbing and encoding processes are completed and the products are shipped to the customer.

Revenue from video sales, video dubbing, video encoding, and other revenue for the year ended August 31, 2002 were approximately $1,347,000, $550,000, $125,000, and $172,000, respectively.

Revenue from distribution and licensing of proprietary exploitation rights is recognized when all of the following conditions are met: [i] persuasive evidence of a sale or licensing arrangement with a customer exists; [ii] the license period of the arrangement has begun; [iii] the arrangement fee is fixed or determinable; and [iv] collection of the arrangement fee is reasonably assured.

(m)     Shipping and handling costs:

In September 2000, the Emerging Issues Task Force issued EITF 00-10, “Accounting for Shipping and Handling Fees and Costs” (“EITF 00- 10”). EITF 00-10 requires shipping and handling fees billed to customers to be classified as revenue and shipping and handling costs to be either classified as cost of sales or disclosed in the notes to the consolidated financial statements. The Company includes shipping and handling fees billed to customers in net sales. Shipping and handling costs associated with outbound freight are included in selling, general and administrative expenses and totaled $38,352, for the year ended August 31, 2002.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (Continued):

(n)     Advertising and promotion:

The Company expenses advertising and promotional costs as incurred. Advertising and promotional expenses were $226,526 for the year ended August 31, 2002.

(o)     Recent pronouncements:

In June 2001, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 141, “Business Combinations” (“SFAS 141”) and Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”). SFAS 141 requires all business combinations to be accounted for using the purchase method of accounting and is effective for all business combinations completed after June 30, 2001. SFAS 142 requires goodwill to be tested for impairment under certain circumstances, and written-off when impaired, rather than being amortized as previous standards required. Furthermore, SFAS 142 requires purchased intangible assets to be amortized over their estimated useful lives unless these lives are determined to be indefinite. SFAS 142 is effective for fiscal years beginning after December 15, 2001. Currently, SFAS 141 is not expected to significantly impact the operating results or financial position of the Company.

In August 2001, FASB issued Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long- Lived Assets” (“SFAS 144”), that is applicable to financial statements issued for fiscal years beginning after December 15, 2001. The FASB’s new rules on asset impairment supersede SFAS 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of,” and portions of Accounting Principles Board Opinion 30, “Reporting the Results of Operations.” SFAS 144 provides a single accounting model for long-lived assets to be disposed of and significantly changes the criteria that would have to be met to classify an asset as held-for-sale. Classification as held-for-sale is an important distinction since such assets are not depreciated and are stated at the lower of fair value and carrying amount. SFAS 144 also requires expected future operating losses from discontinued operations to be displayed in the period(s) in which the losses are incurred, rather than as of the measurement date as presently required. Currently, SFAS 144 is not expected to significantly impact the Company’s future operating results and financial position.

In April 2002, the FASB issued Statement of Financial Accounting Standards No. 145, “Rescission of FASB Statements No. 4, 44, and 64 Amendment of FASB Statement No. 13, and Technical Corrections” (“SFAS 145”). SFAS 145 rescinds FASB Statement No. 4, Reporting Gains and Losses from Extinguishment of Debt, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. SFAS 145 requires that gains and losses from extinguishment of debt be classified as extraordinary items only if they meet the criteria of APB Opinion No. 30 and is effective beginning after May 15, 2002. Currently, SFAS 145 is not expected to significantly impact the assessment of such liability by the Company.

In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, “Accounting for Costs Associated with Exit or Disposal Activities” (“SFAS 146”). SFAS 146 nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring)” in its entirety and addresses the significant issues related to recognition, measurement, and reporting of costs associated with an exit or disposal activity, including restructuring activities. Pursuant to SFAS 146, a liability is recorded on the date on which the obligation is incurred and should be initially measured at fair value. Under EITF Issue No. 94-3, a liability for such costs is recognized as of the date of an entity’s commitment to an exit plan as well as its measurement and reporting. SFAS 146 is effective for exit or disposal activities initiated after December 31, 2002. Currently, SFAS 146 is not expected to significantly impact the assessment of such liability by the Company.

NOTE 3 — PROPERTY AND EQUIPMENT:

Property and equipment consist of the following:
2002

Furniture and fixtures	$202,008
Computer and software	67,330
Masters and libraries	259,509
Leasehold improvements	95,253

624,100
Less: accumulated depreciation and amortization	43,284

$580,816

The March 18, 2002, acquisition of the Company by Zi and the purchase price allocation associated with that transaction resulted in a reduction of property and equipment in the amount of approximately $196,000 (see note 10(b)). Depreciation of property and equipment was approximately $157,000 and approximately $43,000 for the period September 1, 2001 to March 17, 2002 and March 18, 2002 to August 31, 2002, respectively.

NOTE 4 — INTANGIBLE ASSETS:

Intangible assets (recorded in connection with the March 18, 2002 purchase allocation) consist of the following:

2002

Exclusive distribution agreements	$1,511,407
Internet and indexing software technologies	656,022

2,167,429
Less: accumulated amortization	113,985

$2,053,444

Amortization of intangible assets was approximately $113,000 for the period March 18, 2002 to August 31, 2002. Amortization of intangible assets (goodwill) for the period September 1, 2001 to March 17, 2002 was approximately $3,000.

For the period March 18, 2002 through August 31, 2002, the Company has capitalized approximately $185,000 of additional software costs to be licensed to others, none of which has been amortized since March 18, 2002, as the related software has not yet been deployed (see note 10(b)). Distribution agreements are being amortized on a straight line basis over six years.

NOTE 5 — INCOME TAXES AND DEFERRED INCOME TAXES:

The difference between the provision for income taxes and the amount computed by applying the combined basic Canadian federal and provincial income tax rate of 39.4% to income before income taxes is as follows:

2002

Statutory rate applied to pre-tax loss	$(546,125)
Benefit of current year’s losses not recognized	546,125

$—

As at August 31, 2002, the Company’s deferred tax asset of approximately $1,053,000, which related primarily to the benefit of losses available for carryforward, have been offset by a 100% valuation allowance, since there is no assurance that the Company will generate future taxable income to utilize such asset. Management will review this valuation allowance requirement periodically and make adjustments as warranted.

At August 31, 2002, the Company has approximately $2,673,000 loss carryforwards, which expires through 2009 to offset future taxable income.

NOTE 6 — LONG TERM DEBT:

Loans payable consists of the following:
2002

Provincial Holdings Ltd. (“PHL”) [i]	$481,230
Atlantic Canada Opportunities Agency (“ACOA”) [ii]	10,667
ACOA [iii]	12,987
ACOA [iv]	9,822

514,706
Less: current portion	17,401

$497,305

[i]     In June 1995, STI received an advance of $479,700 from PHL, its 25% shareholder. The PHL loan is evidenced by a demand promissory note signed by STI with interest calculated at 6% per annum commencing October 1995. Interest was forgiven by PHL for the period from October 1, 1995 to September 30, 2000. Effective September 2000, the interest rate was amended to 6.75% per annum. In September 2002, the note was extended (see note 11) and, accordingly, has been classified as long-term. Included in accrued and other current liabilities is accrued interest of approximately $62,000 of which approximately $32,000 was expensed in the year ended August 31, 2002.

The PHL loan agreement provides for repayment in full of principal plus accrued interest at the earlier of: the commencement of redemption of shares pursuant to a redemption agreement (see note 9(b)); the maturity date; or any breach of STI’s obligations under the loan agreement or any other agreement with PHL.

[ii]     ACOA advanced an unsecured non-interest bearing loan to STI in the original amount of approximately $33,000 in April 1995. The loan is repayable in monthly installments of $590, maturing on February 1, 2004.

[iii]     ACOA advanced an unsecured non-interest bearing loan to STI in the original amount of approximately $25,000 in May 1999. The loan is repayable in monthly installments of $679, maturing on March 1, 2004.

[iv]     ACOA advanced an unsecured non-interest bearing loan to STI in the original amount of approximately $15,000 in September 2000. The loan is repayable in monthly installments of $176, maturing on April 1, 2007.

Approximate future annual principal payments for long-term debt, for years ending August 31, are as follows:

2003	$17,401
2004	491,718
2005	2,117
2006	2,117
2007	1,353

$514,706

NOTE 7 — SHARE CAPITAL:

The Company’s authorized share capital is comprised of (a) an unlimited number of non-voting, non-cumulative, non-participating, redeemable floating rate class “A” special shares, (b) an unlimited number of voting non-cumulative, non-participating, redeemable, retractable floating class “B” special shares and (c) an unlimited number of common shares, no par value.

NOTE 8 — RELATED PARTY TRANSACTIONS:

For the period from September 1, 2001 to March 17, 2002, NTN allocated certain overhead and administrative expenses to the Company. These expenses generally consisted of salaries and related benefits paid to corporate personnel, rent and other facilities costs, which amounted to approximately $30,000. Allocations were based on time spent by NTN personnel on the Company’s operations.

The Company’s banking functions were performed under a group banking arrangement encompassing NTN and its other subsidiaries. NTN maintained the primary bank account which was utilized by all of its subsidiaries. Interest was charged by NTN and was calculated on the Company’s usage of credit facilities.

Amounts due to parent and affiliated companies are non-interest bearing and have no specific terms of repayment. In connection with the transaction disclosed in note 10(c), all amounts due to parent and subsidiary companies were converted into equity of the Company’s parent MagicVision Media Inc. prior to the closing of the transaction.

NOTE 9 — COMMITMENTS:

(a)     Lease commitments:

The future minimum annual lease payments under operating leases for the years ended August 31, are as follows:

	Office Equipment	Premises	Total

2003	$17,815	$230,244	$248,059
2004	13,895	154,601	168,496
2005	7,877	162,419	170,296
2006	3,023	123,742	126,765
2007	495	120,515	121,010
2008	—	100,429	100,429

	$43,105	$891,950	$935,055

Rent expense for 2002 was approximately $136,000.

(b)     Redemption of shares of subsidiary:

STI is party to a redemption agreement dated March 15, 1995 and extended to September 30, 2003 with its 25% minority shareholder, PHL. Provided STI has repaid all indebtedness to PHL, the shares held by PHL (PHL holds twenty five of the one hundred common shares outstanding) may be redeemed by STI for an amount equal to a notional purchase price per share plus the increase per share in retained earnings of STI to the date of redemption and deducting therefrom the interest paid on the PHL loan. There has been no repayment on the loan as at August 31, 2002. The shares may be redeemed pro rata.

As at August 31, 2002, the redemption value of the shares equaled a nominal amount.

(c)     Employment agreements:

The Company entered into employment agreements with four executives of the Company and/or a subsidiary of the Company for a term of three years effective March 18, 2002, at annual base salaries aggregating approximately $263,000, $266,000, and $269,000 for each of the first three years of the contracts. In addition, these contracts provide for annual automobile allowances in the aggregate amount of approximately $22,000. All contracts can be extended for an additional two years and may be terminated by either party upon 90 days written notice or at any time by the Company for cause.

NOTE 10 — SALE OF THE COMPANY AND OTHER RELATED PARTY TRANSACTIONS:

(a)     Building Transfer:

Building with a book value of approximately $505,000 (resulting in no gain or loss) was transferred on January 23, 2002, to 484751 Canada, Inc., a subsidiary of NTN, as a repayment of affiliated debt.

(b)     Sale of the Company to MagicVision and Sale of Magic Vision to Zi:

On March 18, 2002, NTN sold 100% of the outstanding capital stock of the Company to MagicVision Media Inc., an entity owned and controlled by certain executive/management employees of the Company (“MagicVision”), for approximately $1,168,000. Indebtedness of the Company to NTN in the amount of approximately $2,397,000 was discharged in exchange for 100 common shares of the Company. As a condition of the sale, NTN retained 100% of the issued and outstanding shares of Viewer Services, an inactive subsidiary of the Company.

In addition, on March 18, 2002, Zi, an unrelated publicly held entity, purchased 100% of the outstanding capital stock of MagicVision for approximately $1,168,000 plus 100,000 common shares of Zi, which were valued at approximately $499,000, with transaction costs of approximately $276,000. Accordingly, effective March 18, 2002, MagicVision (the new 100% owner of the Company) was 100% owned by Zi.

As a result of the acquisition, in accordance with the purchase method of accounting, the Company’s property and equipment were written down by approximately $196,000 and intangible assets were recorded at a value of approximately $1,983,000. Intangible assets are comprised of approximately $1,511,000 related to the Company’s exclusive distribution agreements, which are being amortized on a straight-line basis over six years and approximately $472,000 related to the Company’s internet and indexing software technologies. At the time of the acquisition, the Company’s shareholders’ deficit was approximately $2,139,000.

(c)     Sale of MagicVision to JKC:

On August 2, 2002, JKC Group Inc. (“JKC”) entered into a stock purchase agreement (the “Purchase Agreement”) with Zi for the purchase of the Company.

The Purchase Agreement provides for JKC’s acquisition of the Company through the purchase from Zi of all the outstanding capital stock of MagicVision, in consideration for a three-year promissory note of JKC in the principal amount of $3,000,000 and 29,750,000 shares of JKC’s common stock, representing 45% of its common shares outstanding after giving effect to the transaction. Additional stock and cash consideration or offsets against JKC’s promissory note are provided for in the Purchase Agreement under earn out and claw-back arrangements based on the Company’s post-acquisition operating results.

The Purchase Agreement also provides for related closing transactions, including the addition of three Zi designees to JKC’s board of directors, a change in JKC’s corporate name to include the Magic Lantern trade name and a new stock option plan primarily for management of the Company. The closing of the transactions contemplated by the Purchase Agreement is subject to various conditions, including approval of the transactions by the JKC’s shareholders, completion of due diligence and regulatory clearances. See Note 11 — Subsequent Events.

NOTE 11 — SUBSEQUENT EVENTS:

          a)     On September 26, 2002, the Company obtained a one-year extension to the September 30, 2002 maturity date of the PHL loan (see note 6).

          b)     On November 7, 2002, JKC and Zi consummated the transaction contemplated by the Purchase Agreement following approval of the transactions by JKC’s shareholders. The transactions included a change in JKC’s corporate name to Magic Lantern Group, Inc. and a related change in the AMEX trading symbol for JKC’s common stock to “GML,” effective November 8, 2002. Magic Lantern Group, Inc. will account for its acquisition of the Company under the purchase method. The purchase price will be allocated among the assets and liabilities as of the closing date. For this purpose, the 29,750,000 shares of JKC’s common stock issued to Zi as part of the purchase price for the Company will be valued based on JKC’s market price in May 2002 when the terms of the transaction were established in a letter of intent between the parties. Based on the market price of $.31 per share for JKC’s common stock at that time, the total purchase price and related transaction costs without regard to any adjustments for post- acquisition operating results aggregated approximately $12,323,000, of which approximately $7,656,000 will be allocated to goodwill based on preliminary valuations.